                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported)               February 9, 2004
                                                                ----------------




                         Hyundai ABS Funding Corporation
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                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

               Delaware                               333-108545                             33-0978453
               --------                               ----------                             ----------
    (State or Other Jurisdiction of                   (Commission                         (I.R.S. Employer
            Incorporation)                            File Number)                        Identification No.)

        10550 Talbert Avenue, Fountain Valley, California                                    92708
        -------------------------------------------------                                    -----
            (Address of Principal Executive Offices)                                      (Zip Code)


            Registrant's telephone number including area code                            (714) 594-1579


       Former Name or Former Address, if Changed Since Last Report                       Not Applicable


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

        Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as indenture trustee. The Servicer Report filed hereby covers the period from January 1, 2004 to January 31, 2004.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

              Exhibit No.       Exhibit
              -----------       -------
                       20       January 2004 Servicer Report

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004                       HYUNDAI ABS FUNDING CORPORATION


                                               By: /s/ David A. Hoeller
                                                  ------------------------------
                                               Name: David A. Hoeller
                                               Title: Vice President & Secretary

                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------
                       20       January 2004 Servicer Report
